UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                                 ASPENBIO, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

September 26, 2005


To Our Shareholders:


     You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of AspenBio, Inc. (the "Company") to be held at the Company's principal office, 1585 S. Perry Street, Castle Rock, Colorado, 80104 on Friday, November 4, 2005 at 10:00 a.m. local time.

     The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

     Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.


     WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.




                                      Sincerely,

                                      GREGORY PUSEY, CHAIRMAN

                                 ASPENBIO, INC.
                              1585 S. Perry Street
                           Castle Rock, Colorado 80104
                                 (303) 794-2000


________________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 4, 2005
________________________________________________________________________________


September 26, 2005

To the Shareholders of AspenBio, Inc.:

     The Annual Meeting of Shareholders (the "Meeting") of AspenBio, Inc., a Colorado corporation (the "Company") will be held at the Company's principal office, 1585 S. Perry Street, Castle Rock, Colorado, 80104 on Friday, November 4, 2005 at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

     1. Elect five directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

     2. Adopt an amendment to the Company's Articles of Incorporation to change the Company's name to "AspenBio Pharma, Inc."

     3. Adopt an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 shares to 60,000,000 shares.

     4. Adopt an amendment to the Company's Articles of Incorporation to permit shareholder action by majority written consent.

     5. Approve the restructuring of the Company by creating a holding company, such that the shareholders will own shares in the holding company and the business operations will be conducted through a wholly-owned subsidiary or subsidiaries.

     6. Adopt an amendment to the 2002 Stock Incentive Plan to increase the number of shares reserved under the Plan from 1,500,000 to 3,500,000.


     7. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Friday, September 9, 2005 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.





     EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS,


                                    Gregory Pusey, Chairman

                                 AspenBio, Inc.
                              1585 S. Perry Street
                           Castle Rock, Colorado 80104
                                 (303) 794-2000


________________________________________________________________________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 4, 2005
________________________________________________________________________________



September 26, 2005

To Our Shareholders:

     This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of AspenBio, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's principal office, 1585 S. Perry Street, Castle Rock, Colorado, 80104 on Friday, November 4, 2005 at 10:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about September 26, 2005.

GENERAL INFORMATION

Solicitation

     The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

     Holders of shares of AspenBio, Inc. common stock (the "Common Stock"), at the close of business on Friday, September 9, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 15,789,513 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

     The presence, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

     As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

     The affirmative vote of a majority of the votes cast (either in person or by proxy) and entitled to vote on the matter is required to approve Proposals Two through Six. As to these proposals, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. These proposals shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to each matter.

     The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

Voting and Revocability of Proxies

     Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Wednesday, November 2, 2005 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein; "FOR" adoption of each amendment to the Articles Incorporation of the Company as described herein; "FOR" approval of the reorganization into a holding company structure; and "FOR" adoption of the amendment to the 2002 Stock Incentive Plan as described herein. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

     The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The number of shares outstanding of the Company's common stock at September 9, 2005, was 15,789,513. The following table sets forth the beneficial ownership of the Company's Common Stock as of September 9, 2005 by each Director and each Executive Officer of the Company, by all Directors and Executive Officers as a group, and sets forth the number of shares of Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of Common Stock. To the knowledge of the Directors and Executive Officers of the Company, as of September 9, 2005, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below.

      Name and Address                           Number of Shares   Percent
      ----------------                           ----------------   -------
Roger D. Hurst                                      2,005,143        12.7%
1585 South Perry Street
Castle Rock, CO  80104
------------------------------------------------------------------------------
Richard G. Donnelly (1)                              619,288         3.8%
2838 Garrett Drive
Fort Collins, CO  80526
------------------------------------------------------------------------------
Gregory Pusey (2)                                   1,600,249        9.9%
106 S. University, No. 14
Denver, CO  80209
------------------------------------------------------------------------------
Gail S. Schoettler (3)                               198,333         1.2%
11855 East Daley Circle
Parker, CO  80134
------------------------------------------------------------------------------
Douglas I. Hepler (4)                                219,998         1.4%
815 Cliff Dr.
McLeansville, NC  27301
------------------------------------------------------------------------------
David E. Welch (5)                                   83,330          0.5%
1585 S. Perry Street
Castle Rock, CO  80104
------------------------------------------------------------------------------
Jeffrey G. McGonegal (6)                             345,880         2.2%
1585 S. Perry Street
Castle Rock, CO  80109
------------------------------------------------------------------------------
Talon Opportunity Partners, L.P. (7)                4,571,428        25.3%
One North Franklin, Suite 900
Chicago, IL  60606
------------------------------------------------------------------------------
Roaring Fork Capital SBIC, L.P. (8)                 2,285,714        13.5%
8400 E. Prentice Ave., Suite 745
Greenwood Village, CO 80111
------------------------------------------------------------------------------

The Peierls Foundation, Inc. (9)                    2,775,714        16.4%
C\o U.S. Trust Company of N.Y.
114 West 47th Street
New York, NY 10036
------------------------------------------------------------------------------
All Officers and Directors as a Group (10)          3,067,078        17.1%
(6 persons)
------------------------------------------------------------------------------


(1)  Include options to acquire 500,000 shares at $.60 per share.

(2) Includes 105,527 shares held by his wife, his wife's IRA account and their children. Mr. Pusey disclaims beneficial ownership of these shares. Also includes the following holdings of Mr. Pusey: (i) 42,413 shares held in Mr. Pusey's IRA account, (ii) warrants to purchase 130,000 shares at $1.00 per share, (iii) options to purchase 33,333 shares at $1.21 per share (iv) options to purchase 250,000 shares at $0.80 per share and (v) and warrants to purchase 438,571 shares held by Cambridge Holdings Ltd. Mr. Pusey is President, a director and principal shareholder of Cambridge. Does not include options to acquire 66,667 shares at $1.21 per share which become exercisable 50% in January 2006 and 50% in January 2007.

(3) Includes options to purchase (i) 100,000 shares at $1.00 per share, (ii) options to acquire 33,333 shares at $1.47 and options to acquire 50,000 shares at $0.85 per share. Does not include options to acquire 66,667 shares at $1.21 per share which become exercisable 50% in May 2006 and 50% in May 2007.

(4) Includes options to purchase 33,333 shares at $1.50 per share and options to purchase 50,000 shares at $0.80 per share. Also includes 120,000 shares and options to purchase 16,665 shares of common stock at $0.75 per share, but excludes options to purchase 33,335 shares of common stock at $.75, which become exercisable beginning 50% in August 2006 and 50% in August 2007, each held by his wife. Dr. Hepler disclaims any beneficial ownership of these shares and options. Does not include options to acquire 66,667 shares at $1.50 per share which become exercisable 50% in March 2006 and 50% in March 2007.

(5) Includes options to purchase 33,333 shares at $0.76 per share and options to purchase 50,000 shares at $0.80 per share. Does not include options to acquire 66,667 shares at $.76 per share which become exercisable 50% in October 2006 and 50% in October 2007.

(6) Includes warrants to purchase 100,000 shares at $1.00 per share. Also includes (i) options to purchase 40,000 shares at $1.47, (ii) options to acquire 35,000 shares at $1.21 per share, (iii) options to acquire 33,333 shares at $0.75 per share and options to acquire 50,000 common shares at $0.80 per share. Does not include options to purchase 20,000 shares at $1.47 per share which become exercisable June 2006, options to purchase 105,000 shares at $1.21 per share which become exercisable 33% in January 2006, 33% in January 2007, and 33% in January 2008, and options to purchase 66,667 shares at $.75 per share which become exercisable 50% in August 2006 and 50% in August 2007.

(7) Includes warrants to purchase 1,142,857 shares at $1.50 per share and 1,142,857 shares at $1.35 per share.

(8)  Includes warrants to acquire 1,142,857 shares at $1.35 per share.

(9) Includes warrants to acquire 969,858 shares at $1.35 per share. Also includes 335,017 shares and 115,000 warrants exercisable at $1.35 held by
     E. Jeffrey Peierls and 268,477 shares and 58,000 warrants exercisable at $1.35 held by Brian E. Peierls and his minor children.

(10) Includes footnotes 1 through 9.

                                   MANAGEMENT

Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

The following table sets forth names and ages of all executive officers and directors of the Company:

Name                     Age     Position
-------------------     -----    -----------------------------------------------
Richard G. Donnelly       46     President, Chief Executive Officer and Director
Gregory Pusey             53     Chairman, Secretary and Director
Gail S. Schoettler        61     Director
Douglas I. Hepler         58     Director
David E. Welch            58     Director
Jeffrey G. McGonegal      54     Chief Financial Officer
Roger D. Hurst            55     Former Manager

Richard G. Donnelly, President, and Chief Executive Officer since February 2005, was elected as a director in January 2005. From September 1999 to December 2004, Mr. Donnelly served in marketing positions with Heska Corporation, including most recently as Senior Director of Marketing. From January 1993 to September 1999, Mr. Donnelly served as Director of Marketing for the Fort Dodge division of Wyeth Inc., (American Home Products). Mr. Donnelly holds a three-year diploma in Animal Science from St. Lawrence College.

Gregory Pusey became a director of AspenBio in February 2002, and Chairman in May 2003. Mr. Pusey is the President of Advanced Nutraceuticals, Inc., a publicly held company engaged in manufacturing and marketing of vitamins and nutritional supplements. Mr. Pusey has been associated with Advanced Nutraceuticals, Inc. and its predecessors since 1997. Since 1988, Mr. Pusey has been the President and a director of Cambridge Holdings, Ltd., a publicly held real estate development firm. Mr. Pusey is the Chairman of the Board of Directors of A4S Security, Inc., a publicly held provider of hardware and software security related products, and has served as President of Livingston Capital, Ltd. since 1987, a venture capital firm. Mr. Pusey holds a B.S. degree in finance from Boston College.

Gail S. Schoettler served as a U.S. Ambassador from 1999 to 2000, Colorado Lt. Governor from 1995 to 1999, and Colorado State Treasurer from 1987 to 1995. She was a trustee of the Public Employees Retirement Association, Colorado's $27 billion pension fund, for eight years. Ambassador Schoettler was a founder and director of two banks and currently helps manage her family's ranching, vineyard and real estate businesses. She speaks internationally on politics and business and writes a column for The Denver Post. She is a trustee of several non-profit organizations and the recipient of the French Chevalier of the Legion of Honor, France's highest civilian award. Ambassador Schoettler is also a director of CancerVax Corporation, former director, until its sale in February 2005 of AirGate PCS, Inc., and is the Chairperson of the Board of Directors of Fischer Imaging Corp. She earned her BA with honors in economics from Stanford University and her MA and PhD in history from the University of California at Santa Barbara. Ambassador Schoettler became a director of AspenBio in August 2001.

Douglas I. Hepler, Ph.D., joined the Company's Board of Directors in March of 2004. Dr. Hepler is currently Vice President of Research and Development for IDEXX Pharmaceuticals, Inc., a wholly owned subsidiary of IDEXX Laboratories, Inc. Dr. Hepler is responsible for the overall technical leadership of the Pharmaceutical Division of IDEXX Pharmaceuticals, Inc. Dr. Hepler was also the Co-founder and Executive Vice President of Blue Ridge Pharmaceuticals, Inc. before its sale to IDEXX Laboratories, Inc. in 1998. While at Blue Ridge Pharmaceuticals Dr. Hepler was instrumental in the development and FDA registration of Acarexx, Iverhart Plus, PZI Vet, Facilitator, Navigator, Pyrantel and CyFly. Prior to Blue Ridge Pharmaceuticals, Dr. Hepler was instrumental in the development and FDA registration of Interceptor, Program and Sentenial while at Novartis Animal Health. Dr. Hepler received a B.S. degree from Lock Haven University in biology, a M.S. from Colorado State University in microbiology and a Ph.D. from Colorado State University in immunology.

David E. Welch, became a director of AspenBio as of October 1, 2004. Mr. Welch has served as Vice President and Chief Financial Officer of American Millennium Corporation, Inc., a public company located in Golden, Colorado, since April 2004. He also is a self-employed financial consultant. From July 1999 to June 2002 Mr. Welch served as Chief Financial Officer, Secretary and Treasurer of Active Link Communications, Inc., another publicly traded company. During 1998 he served as Chief Information Officer for Language Management International, Inc., a multinational translation firm located in Denver, Colorado. From 1996 to 1997, he was Director of Information Systems for Mircromedex, Inc., an electronic publishing firm, located in Denver, Colorado. Mr. Welch also serves on the Boards of Directors of Advanced Nutraceuticals, Inc., and Communication Intelligence Corporation, both publicly traded companies. He received a B.S. degree in accounting from the University of Colorado. Mr. Welch is a Certified Public Accountant, licensed in the state of Colorado.

Jeffrey G. McGonegal became Chief Financial Officer of the Company in June 2003. Mr. McGonegal also serves as Senior Vice President -- Finance of Advanced Nutraceuticals, Inc., a publicly held company engaged in manufacturing and marketing of vitamins and nutritional supplements. Since late 2003, Mr. McGonegal has also served as Chief Financial Officer of A4S Security, Inc., a publicly held provider of hardware and software security related products. Since 1997, Mr. McGonegal has served as Managing Director of McGonegal and Co., a company engaged in providing accounting and business consulting services. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP. While at BDO Seidman LLP, Mr. McGonegal served as managing partner of the Denver, Colorado office. Mr. McGonegal is a member of the board of directors of The Rockies Venture Club, Inc. He received a B.A. degree in accounting from Florida State University.

Roger D. Hurst's employment with AspenBio was terminated as of September 2, 2005. He is the founder of AspenBio, served as President and as a director, since our formation in July 2000, until his resignation in December 2004. Mr. Hurst then served as a manager of the Company's antigen products division until his termination. From 1988 to the July 2000 sale of the antigen business from Vitro Diagnostics, Inc. to AspenBio, Mr. Hurst served as the President and Chief Executive Officer of Vitro Diagnostics, Inc. Mr. Hurst holds a bachelor's degree from Nebraska Wesleyan University.

Meetings of the Board and Committees
------------------------------------

The Company's Board of Directors held fifteen meetings during the Company's year ended December 31, 2004, and eight additional meetings through August 8, 2005. Such meetings consisted of consent Directors' minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone. The Company does not have a formal policy with regard to board members' attendance at annual meetings, but encourages them to attend shareholder meetings. A majority of our directors then serving attended our last annual meeting of shareholders on May 10, 2004.

There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

Directors of the Company are not paid cash for their services. They do typically receive a stock option upon joining and additional options over time. Greg Pusey receives a salary of $60,000 ($40,000 until April 2005) annually for his active role as Chairman which commenced in September 2003. The directors are reimbursed for all expenses incurred by them in attending board meetings.

Committees
----------

Audit Committee: The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. All of the Company's independent directors serve on the audit committee, which consists of: David Welch (who serves as Chair of the Committee), Douglas Hepler and Gail Schoettler. Mr. Welch has been designated as the financial expert on the audit committee. The Company defines "independent" as that term is defined in Rule 4200(a)(15) of the Nasdaq listing standards.

The audit committee was formed on December 22, 2003, and held one formal meeting during the year ended December 31, 2004 and has held two additional formal meetings through August 8, 2005. All of the members attended the meeting in person or by telephone. The Board of Directors has adopted a written charter for the audit committee. The audit committee charter is available on our website at www.aspenbioinc.com.

Compensation Committee: All of the Company's independent directors serve on the compensation committee, which consists of: Gail Schoettler (who serves as Chair of the Committee), Douglas Hepler and David Welch. Duties of the compensation committee include reviewing and making recommendations regarding compensation of executive officers. The board of directors adopted our Compensation Committee charter on March 17, 2004.

Nominating Committee: All of the Company's independent directors serve on the nominating committee, which consists of: Gail Schoettler (who serves as Chair of the Committee), Douglas Hepler and David Welch. Duties of the Nominating Committee ("Nominating Committee") include oversight of the process by which individuals may be nominated to our board of directors. Our Nominating Committee's charter was adopted by the board of directors on March 17, 2004, and is available on our web site at www.aspenbioinc.com.

The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other Nominees to the board, in collectively serving the long-term interests of the shareholders.

The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to AspenBio, Inc. c/o Nominating Committee Chair, Gail Schoettler, via email at gailschoettler@msn.com or via first class U.S. mail, at AspenBio, Inc., 1585 S. Perry Street, Castle Rock, CO 80104.

A shareholder nomination submitted to the nomination committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in this proxy statement under the heading "Shareholder Proposals" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation; The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly; The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information. Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K. (v) Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K). Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K. Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K. The signed consent of the proposed nominee in which he or she consents to being nominated as a director of the Company if selected by the nominating committee, states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement; states whether the proposed nominee is "independent" as defined by Nasdaq Marketplace Rule 4200(a)(15); and
d. attests to the accuracy of the information submitted pursuant to this paragraph.

Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company. Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership. Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

The Nominating Committee has held three formal meetings and taken action by unanimous written consent two times through August 12, 2005. On March 19, 2004 by unanimous consent the Nominating Committee nominated all four directors then serving on our board of directors to stand for reelection, and on October 1, 2004 the Nominating Committee nominated David Welch as a new Board Member. On December 8, 2004 the Nominating Committee accepted the resignation of Roger Hurst and nominated Jeffrey McGonegal, the Company's CFO as interim President. On January 24, 2005, the Nominating Committee nominated Richard Donnelly as President, CEO and he was also nominated to serve on the Company's board. On June 17, 2005 by the Nominating Committee nominated all five directors then serving on our board of directors to stand for reelection.

The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

Shareholder Communication with the Board of Directors

The Company values the views of its shareholders (current and future shareholders, employees and others). Accordingly, the Board of Directors established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Company's Board of Directors or to its Non-Management Directors. Any shareholder who wishes to communicate with the Board of Directors or the Non-Management Directors may write to:

David Welch
Chair, Audit Committee
c/o AspenBio, Inc.
1585 S. Perry Street
Castle Rock, CO 80104
email address: dfwelch@welchconsul.com

The Chair of the Audit Committee is the Board Communications Designee. He will review all communications and report on the communications to the chair of the Nominating Committee, the full Board or the Non-Management Directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

Code of Ethics
--------------

On December 22, 2003, the Board of Directors adopted a code of ethics that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Code of Ethics establishes standards and guidelines to assist the directors, officers, and employees in complying with both the Company's corporate policies and with the law and is posted at our website www.aspenbioinc.com. Persons desiring a copy of our Code of Ethics will be provided one at no cost upon submitting a written request to the Company.


     The following constitutes the report the audit committee has made to the Board of Directors and, when read in connection with the Audit Committee Charter, generally describes the functions performed by the audit committee:

                          REPORT OF THE AUDIT COMMITTEE
                   To the Board of Directors of AspenBio, Inc.

     Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended December 31, 2004, we have:

o reviewed and discussed the audited financial statements with management and the independent accountants;

o    approved the appointment of the independent accountants;

o discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence.

     Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2004 be included in the Company's 2004 Annual Report to Shareholders on Form 10-KSB for that fiscal year.

                             Respectfully submitted,
                      The Audit Committee of AspenBio, Inc.
                               David Welch, Chair
                             Gail Schoettler, Member
                             Douglas Hepler, Member

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company's year ended December 31, 2004, and as of September 9, 2005 there were no Directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.



                             EXECUTIVE COMPENSATION


Compensation and other Benefits of Executive Officers
-----------------------------------------------------

The following table sets out the compensation received for the fiscal years ended December 31, 2004, 2003 and 2002 in respect to each of the individuals who were the Company's chief executive officer at any time during the last fiscal year and the Company's four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named Executive Officers").



                           SUMMARY COMPENSATION TABLE

                                                              Long Term Compensation
                      Fiscal Year Compensation               Awards            Payouts

---------------- ------- --------- -------- -------------- ------------------ ------------- ----------- ------------
Name and         Year    Salary($) Bonus($) Other Annual   Securities  under  Restricted    LTIP        All other
Principal                                   Compensation   Option/SARs        Shares or     Payouts     Compensation
Position                                                   Granted            Restricted    ($)         ($)
                                                                              Share Units
---------------- ------- --------- -------- -------------- ------------------ ------------- ----------- ------------
Roger D.         2004    88,833    0        0              0                  0             0           0
Hurst,
Former-Chief
Executive
Officer,
Secretary and
Director
---------------- ------- --------- -------- -------------- ------------------ ------------- ----------- ------------
                 2003    64,500    0        0              0                  0             0           0
---------------- ------- --------- -------- -------------- ------------------ ------------- ----------- ------------
                 2002    72,000    0        0              0                  0             0           0
---------------- ------- --------- -------- -------------- ------------------ ------------- ----------- ------------
Richard G.       2004    0         0        0              0                  0             0           0
Donnelly,
Chief
Executive
Officer and
Director
---------------- ------- --------- -------- -------------- ------------------ ------------- ----------- ------------
                 2003    0         0        0              0                  0             0           0
---------------- ------- --------- -------- -------------- ------------------ ------------- ----------- ------------
                 2002    0         0        0              0                  0             0           0
---------------- ------- --------- -------- -------------- ------------------ ------------- ----------- ------------



Agreements with Management
--------------------------

     In December 2004, Mr. Hurst resigned as an officer and director of the Company. As of September 2, 2005, Mr. Hurst's employment with AspenBio was terminated. In January 2005 Mr. Donnelly was elected to the Company's Board of Directors and joined the Company as President, Chief Executive Officer.

     We entered into employment agreements with Richard G. Donnelly and Roger D. Hurst, providing annual compensation of $150,000 and $100,000, respectively. The agreements provide for use of their services to the Company for a minimum of one year and automatically renew at the end of each year unless terminated by either party. The Company terminated its employment agreement with Mr. Hurst as of September 2, 2005. Mr. Donnelly's agreement contains standard provisions for non-competition, confidentiality, indemnification and termination.

Option Grants To Officers Fiscal Year End Option Values
-------------------------------------------------------

     No stock option grant table or year-end option table is included in this proxy statement because during 2004 none of our named executive officers held any options to purchase our common stock. During January 2005, Mr. Donnelly was granted 500,000 stock options, exercisable for ten years at $.60 per share.

Aggregated Option/SAR Exercised in Last Financial Year and Fiscal Year-End
--------------------------------------------------------------------------
Option/SAR Values.
------------------

      None.

Compensation of Directors.
--------------------------

     Other than Gregory Pusey, our directors do not currently receive any cash compensation from us for their services as members of the Board of Directors. Mr. Pusey, the Company's active Chairman of the Board is paid $60,000 ($40,000 until April 1, 2005) per year for his services, which commenced September of 2003. In August 2001, we issued options to each of Bruce F. Deal, a former director of the Company, and Gail S. Schoettler, to purchase 100,000 shares of our common stock at $1.00 per share during a five-year period. In January of 2004, we issued options to Gregory Pusey to purchase 100,000 shares at $1.21 per share with a ten-year term. In March of 2004, we made a grant of options to Douglas I. Hepler to be issued upon his acceptance of his Board appointment to purchase 100,000 shares at $1.50 per share with a ten-year term. In May 2004, we made a grant of options to Gail Schoettler to purchase 100,000 shares at $1.47 per share with a five-year term. On October 1, 2004, we made a grant of options to David Welch to purchase 100,000 shares at $0.76 per share with a ten-year term, subject to vesting over the next three years. In January 2005, we issued options to Richard Donnelly to purchase 500,000 shares at $.60 per share with a ten-year term. In March 2005 we issued a total of 400,000 options, exercisable at $0.80 to $0.85 per share, to our directors, 50,000 each to our three outside directors and 250,000 to Mr. Pusey, Chairman of the Board.

Benefit Plans.
--------------

2002 Stock Incentive Plan

In April 2002, we adopted our 2002 Stock Incentive Plan. The purpose of the plan is to promote our interests and the interests of our shareholders by providing participants a significant stake in our performance and providing an opportunity for the participants to increase their holdings of our common stock. The plan is administered by the Option Committee, which consists of the Board or a committee of the Board, as the Board may from time to time designate, composed of not less than two members of the Board, each of who shall be a director who is not employed by us. The Option Committee has the authority to select employees and consultants (which may include directors) to receive awards, to determine the number of shares of common stock covered by awards and to set the terms and conditions of awards. The plan, as amended authorizes the grant of options to purchase up to 1,500,000 shares of our common stock. We currently have outstanding options to purchase 2,065,000 shares. We are considering an amendment to 2002 Stock Incentive Plan to increase from 1,500,000 the shares of common stock reserved under the plan. The options are exercisable in annual installments of one third each or other vesting schedules as determined by the Board of Directors, at prices ranging from $.61 to $1.50 per share for a term of ten years. In addition to stock options, we may also offer a participant a right to purchase shares of common stock subject to such restrictions and conditions as the Option Committee may determine at the time of grant. Such conditions may include continued services to us or the achievement of specified performance goals or objectives. No common stock has been issued pursuant to the plan.

Equity Compensation Plan Information
------------------------------------

The following table gives information about the Company's common stock that may be issued upon the exercise of options under the 2002 Stock Option Plan as of December 31, 2004.

------------------------- ---------------------- ---------------- ---------------------- -------------
Plan Category             (a) Number of          (b) Weighted     (c) Number of          (d) Total of
                          Securities to be       Average          Securities             Securities
                          Issued Upon            Exercise Price   Remaining              Reflected in
                          Exercise of            of Outstanding   Available for          Columns (a)
                          Outstanding            Options,         Future Issuance        and (c)
                          Options,               Warrants and     Under Equity
                          Warrants and           Rights           Compensation
                          Rights                                  Plans
                                                                  (Excluding
                                                                  Securities
                                                                  Reflected in
                                                                  Column (a))
------------------------- ---------------------- ---------------- ---------------------- -------------
Equity Compensation        1,500,000               $1.04            -----                  1,500,000
Plans Approved  by
Shareowners
------------------------- ---------------------- ---------------- ---------------------- -------------
Equity  Compensation         85,000                $ .75            -----                    85,000
Plans  Not  Approved by
Shareowners
------------------------- ---------------------- ---------------- ---------------------- -------------
TOTAL                     1,585,000                $1.04            -----                  1,585,000
------------------------- ---------------------- ---------------- ---------------------- -------------

Transactions with Management and Others and Certain Business Relationships
--------------------------------------------------------------------------

     We were organized in July 2000 to purchase the antigen business from Vitro Diagnostics, Inc. The initial capital to complete this purchase and for the startup for our operations was provided primarily by our then President and principal shareholder, Roger D. Hurst. Mr. Hurst received 4,861,737 shares of our common stock in consideration of a cash contribution of $470,000. Mr. Hurst received a promissory note for the $400,000 loaned by him to us. On April 1, 2002, we made an Amended and Restated Promissory Note to Mr. Hurst in the amount of $267,501, payable with interest of 8% per annum, in installments, with all amounts due on April 30, 2005. On June 12, 2003, we made a consolidated promissory note maturing on June 12, 2008, of all amounts due to Mr. Hurst totaling $958,651, at that time. This note was subsequently amended to provide for a repayment schedule if certain minimum fund raising efforts were achieved. Such funds were raised in August 2004 and we made a $200,000 payment on this note and this will be followed by thirty-six monthly payments of $10,000, at which time the then remaining balance will be due. Inciluded in the amended agreements, among other items, was the termination of a previous voting agreement and the contribution of 1,896,757 shares of AspenBio, held by Mr. Hurst, back to the Company for no consideration. Mr. Hurst is the holder of approximately 13% of the outstanding common stock of Vitro Diagnostics, but has no involvement in the management of Vitro Diagnostics.

     Prior to August 1, 2001, we operated as an S Corporation and our shareholders were taxed on their proportionate share of our taxable income. We made a distribution in connection with our S Corporation status to all of our shareholders. We agreed with Roger Hurst not to pay Mr. Hurst his $29,755 distribution and we made a promissory note to him on April 1, 2002 in that amount which was payable, with interest at 8% per annum, on April 30, 2005. This obligation was consolidated with the June 12, 2003 note.

     To accommodate our growth, we purchased land in Castle Rock, Colorado, in 2002 and constructed our new facility which opened in 2003. In order to facilitate the purchase, Mr. Hurst has loaned to us $625,000 and we have made a promissory note to Mr. Hurst in that amount which was payable, with interest at 8% per annum on May 5, 2004. This obligation was consolidated with the June 12, 2003 note.

     In connection with our land purchase and facility construction, we borrowed $3,250,000 from a bank under a construction loan which also required that we obtain an additional $350,000 to be pledged to the bank and a guarantee of $200,000 (the "Guarantee") of the loan amount. Cambridge Holdings, Ltd. ("Cambridge") provided the Guarantee and we issued a note in that amount to Cambridge and a three-year warrant to purchase 100,000 shares of our common stock at $1.50 per share. We agreed to register these shares for Cambridge at Cambridge's request between September 30, 2002 and June 30, 2005. The construction loan was re-financed into a permanent mortgage in June 2003, and the Guarantee terminated.

     In November 2000 we leased laboratory equipment and issued a note to a leasing company for $280,000. The note required monthly payments of $9,053. Mr. Hurst personally guaranteed the note. During the year ended December 31, 2003, the remaining principal balance on this note was paid off. We had a line of credit of up to $150,000, which was guaranteed by Mr. Hurst. At June 30, 2005, the line of credit had expired, with no balance outstanding.

     In July 2004, Roger Hurst contributed 1,896,757 shares of common stock back to the Company for no consideration pursuant to an agreement executed in April 2004, relating to the Company raising a minimum of $1,000,000 in equity financing, which it achieved.

     As of September 2, 2005 the Company terminated its employment agreement with Mr. Hurst as of that date.

     Other than as a result of the exercise a significant portion of the outstanding stock options and warrants, there are no arrangements or agreements which could in the future result in a change of control of the Company.




                         INDEPENDENT PUBLIC ACCOUNTANTS


     The Audit Committee selected the independent accounting firm of Gelfond Hochstadt Pangburn, P.C. ("GHP") with respect to the audit of our financial statements for the year ended December 31, 2004. GHP issued an audit opinion on our 2004 financial statements that included a paragraph that questions our ability to continue as a going concern. The auditor's report discloses the fact that the Company incurred a net loss and utilized net cash on operating activities of $2,091,576 and $1,372,268, respectively in the year ended December 31, 2004 and incurred a net loss and utilized net cash on operating activities of $1,717,177 and $395,603, respectively in the year ended December 31, 2003, these conditions raise substantial doubt about the Company's ability to continue as a going concern. A representative of GHP is not expected to be present at the Annual Meeting.

     Audit Fees. Our principal accountant, GHP, billed us aggregate fees in the amount of approximately $32,275 for the year ended December 31, 2004 and approximately $55,609 for the year ended December 31, 2003. These amounts were billed for professional services that GHP provided for the audit of our annual financial statements, review of the financial statements included in our report on 10-QSB, review of our securities offerings and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     Audit-Related Fees. We did not incur fees for the years ended December 31, 2004 and 2003 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

     Tax Fees. We did incurred fees of approximately $950 for the year ended December 31, 2004 and none for the year ended December 31, 2003 for tax compliance, tax advice, and tax planning.

     Financial Information Systems Design and Implementation Fees. We do not have a sophisticated information system. Moreover, we do not have a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole, nor did we engage our principal accountant to design, develop or implement any such system.

     All Other Fees. We did not incur fees for the years ended December 31, 2004 and 2003 for other fees.

     The audit committee has considered the information described in "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above and believes that it is compatible with maintaining the principal accountant's independence.

     Our principal accountant (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

     The pre-approval policies and procedures of the audit committee are described in the Audit Committee Charter. The audit committee pre approved 100% of the services described under "Tax Fees." No pre-approval was required under "Audit-Related Fees" and "All Other Fees" as no services were performed by GHP and no fees incurred.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     The Board of Directors is nominating the five current Directors for reelection. The number of Directors on the Company's Board of Directors has been established under the Bylaws of the Company as five directors. Each Director serves for a one year term or until his successor is elected and qualified.

Nominees for Election of Directors
----------------------------------

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the four nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Gregory Pusey, Richard Donnelly, Gail Schoettler, Douglas Hepler and David Welch will each hold office a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Pusey, Donnelly, Hepler and Welch and Ms. Schoettler to the Board of Directors. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                          TO CHANGE THE COMPANY'S NAME


     The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to change the Company's name to AspenBio Pharma, Inc.

     The Board of Directors believes that the change in corporate name to AspenBio Pharma, Inc. will better reflect the scope of the business of the Company while allowing members of the general public to continue to distinctively identify the Company. The primary business of the Company now involves the purification and sale of human antigens used in laboratory and clinical testing. Including the reference to "Pharma" in the Company's name will better identify the Company with the industry associated with its current research and development products nearing completion and where the Company believes its future focus and value are heading. If the proposed amendment to the Company's Articles of Incorporation is approved by the shareholders of the Company and is not abandoned by the Board of Directors, such amendment will become effective when the Articles of Amendment to the Company's Articles of Incorporation are filed for record with the Secretary of State of Colorado.

Vote Required and Recommendation of Board
-----------------------------------------

     Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Articles of Incorporation.

                                 PROPOSAL THREE
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                            TO INCREASE THE NUMBER OF
                        SHARES OF AUTHORIZED COMMON STOCK

     The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock from 30,000,000 shares to 60,000,000 shares.


Background and Discussion of Proposed Amendment

     The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate supply of authorized unissued shares is available for general corporate needs. With respect to the Company's authorized capital: (i) 15,789,513 shares of Common Stock were outstanding on the September 9, 2005; (ii) an additional 2,590,000 shares of authorized Common Stock have been or will be reserved for issuance under the 2002 Incentive Stock Plan if the amendment to the Plan (Proposal Seven in this Proxy Statement) is approved; and (iii) approximately 11,486,299 shares of authorized common stock have been reserved for issuance under other outstanding options and warrants. The Company entered into an agreement with some of its holders of options and warrants pursuant to which the holders have agreed not to exercise the option or warrant unless and until the Company increases its authorized common stock. Therefore, the Company does not have sufficient authorized shares of common stock available to meet current needs and any additional financing needs. The additional authorized shares of Common Stock will be used for existing options and warrants, for raising additional capital for the operations of the Company or acquiring other businesses, and may also be used for such purposes as future stock dividends or stock splits. Except for the issuance of shares and warrants in connection the Company's need to raise additional capital, there are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized. Such shares would be available for future issuance without further action by the shareholders, unless required by the Company's Articles of Incorporation or Bylaws or by applicable law.

     Anti-Takeover Effects. The issuance of additional shares of Common Stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of common stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

     Dilutive Effects. The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board
-----------------------------------------

     Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Articles of Incorporation.




                                  PROPOSAL FOUR
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                      TO PERMIT SHAREHOLDERS TO TAKE ACTION
                     BY LESS THAN UNANIMOUS WRITTEN CONSENT

Under this Proposal Four, we are asking our shareholders to adopt an amendment to our Articles of Incorporation to permit our shareholders to act by less than unanimous written consent.

Overview

This amendment, if approved by our shareholders would become effective upon our filing an amendment to our Articles of Incorporation with the Colorado Secretary of State which we anticipate filing as soon as reasonably practicable after the annual meeting. The Colorado Business Corporation Act requires that we obtain approval from our shareholders to amend our Articles of Incorporation. We are required to obtain the affirmative approval of at least a majority of the votes cast on such matter.

Authorization for Shareholder Action by Written Consent

Historically, the Colorado Business Corporation Act did not permit shareholders to act by written consent in lieu of a meeting of shareholders other than unanimously. In 2005 the Colorado General Assembly revised this prohibition so that, if permitted by its articles of incorporation, a corporation's shareholders could act by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a valid meeting of the shareholders of the corporation. Our Articles of Incorporation currently do not contain a provision permitting our shareholders to act by written consent signed by the holders of the appropriate number of votes necessary to authorize or take the action so authorized or taken. Our Board of Directors believes the authorization for shareholder action by less than unanimous written consent is necessary to provide us with the flexibility to act in the future, if the necessity arises, without the delay and expense associated with calling a special meeting of shareholders. Delays in calling a meeting and distributing meeting materials, including notice of a meeting, might deny us the flexibility that our Board views as important in facilitating the operations of our company. This amendment would not relieve us of complying with federal securities and state laws with respect to solicitation of votes and, under both federal securities and state law, we would remain obligated to notify all non-consenting shareholders of the actions taken by written consent and other information concerning such actions. This new provision to our Articles of Incorporation would permit the holders of the minimum number of votes that would be necessary to authorize or take action at a valid meeting of our shareholders to act without a meeting. Thus, the holders of our securities comprising a majority of the votes outstanding, acting by written consent and without prior notification to the other holders of our voting securities, could bind us to any matter to the same extent to which a majority vote at a shareholder meeting could bind us. This would include amendments to our bylaws and approval of matters requiring a simple majority vote, such as approval of other amendments to the our Articles of Incorporation and amendments to our option plan. In addition, the holders of our securities comprising a majority of the votes outstanding could bind us to matters, such as mergers, consolidations, dissolutions and sales of all or substantially all of our assets, as a result of the enactment of this proposed amendment. An adverse effect of this amendment would be to permit the holder or holders of a sufficient number of votes to approve proposals that require shareholder approval without prior notice to the minority shareholders. Accordingly, the minority shareholders objecting to such an act would be required to act retroactively rather than rather than having an opportunity to take action in advance of an action to be proposed at a meeting of shareholders.

Vote Required and Recommendation of Board

     Proposal Four requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon. The Board of Directors recommends that shareholders vote "For" the proposed amendment to the Articles of Incorporation.

                                  PROPOSAL FIVE
                    APPROVAL OF RESTRUCTURING OF THE COMPANY
                          BY CREATING A HOLDING COMPANY

Under this Proposal Five, we are asking our shareholders to adopt a plan for the restructuring of the Company into a holding company, such that the operations will be conducted through a wholly owned subsidiary (the "Reorganization"). The Board of Directors believes the holding company structure accomplished through the Reorganization will facilitate future third party acquisitions.

     The Reorganization will be effected through the formation by the Company of a wholly-owned subsidiary ("HOLDCO") which will, after the Reorganization, be the publicly-held company and the registrant with respect to public company filings with the Securities and Exchange Commission. HOLDCO will also form its own wholly-owned subsidiary, APNB Merger Sub, Inc., a Colorado corporation ("Merger Sub"). An Agreement and Plan of Merger will be entered into by and among the Company, HOLDCO and Merger Sub (the "Merger Agreement"), and pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger"), with the Company as the surviving corporation. The Company will become a wholly-owned subsidiary of HOLDCO as a result of the Merger. As determined by the Board of Directors, shareholders will not recognized gain or loss as a result of the Reorganization.

     Pursuant to the Merger Agreement, each outstanding share of common stock of the Company issued and outstanding immediately prior to the Merger will be converted into one share of HOLDCO's common stock. As a result, the Company's shareholders will hold common stock in HOLDCO (instead of the Company) which is deemed to have been registered under Section 12(g) of the Securities Exchange Act of 1934 because the Reorganization constitutes a "succession" and the Registrant constitutes a "successor issuer" of the Company for securities law purposes.

     In addition, pursuant to the terms of the Merger Agreement, each outstanding option, and each outstanding warrant, to purchase shares of the Company's common stock will be converted into an option or warrant, as the case may be, to purchase, on the same terms and conditions, an identical number of shares of HOLDCO's common stock.

     HOLDCO's common stock will trade on the NASD Over the Counter Bulletin Board, just as the Company's shares trade currently.

     Even if this Proposal Five is approved by shareholders, the Board may, in its discretion, decide not to proceed with the restructuring to a holding company.

Vote Required and Recommendation of Board

     Proposal Five requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon. The Board of Directors recommends that shareholders vote "For" the proposed restructuring of the Company into a holding company.



                                  PROPOSAL SIX
            ADOPTION OF AN AMENDMENT TO THE 2002 INCENTIVE STOCK PLAN

     On April 3, 2002, the Board of Directors of the Company adopted the 2002 Incentive Stock Plan (the "Plan"), under which a maximum of 900,000 shares of Common Stock were reserved to be issued under a "Right to Purchase" or upon the exercise of options ("Options"). In May 2004 the number of shares reserved under the Plan was increased to 1,500,000. The Plan includes: (i) options intended to qualify as "incentive stock options" ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-incentive stock options which are not intended to qualify as Incentive Options ("Non-Incentive Options"); and (iii) shares issuable under a "Right to Purchase."

     On June 17, 2005, the Board of Directors of the Company adopted an amendment to the Plan (the "Amendment") increasing the maximum number of shares reserved under the Plan from 1,500,000 to 3,500,000.

     Shareholder approval of the Amendment is sought to qualify it under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Act"), and thereby render certain transactions under it exempt from certain provisions of
Section 16 of the Act, and to permit the issuance of Options which will qualify as Incentive Options pursuant to the Code.

     The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also will help to align the interests of the Company's management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Incentive Options are substantially the same except that only employees of the Company are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Incentive Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Incentive Options that may be granted reduces the number of Rights to Purchase which may be granted, and vice versa. There is no present intent to issue Options under the Plan to management. The purpose of the Plan it to enhance the Company's ability to attract and retain top quality employees. As we add additional personnel and seek to retain current key employees additional options will need to be available for grant under the Plan.

     The following table sets forth summary information as to options granted under the Plan:

       Name and Position                Dollar Value      Number of Options
       -------------------------------- ----------------- -----------------
       Richard G. Donnelly, President   *                 500,000
       and CEO
       -------------------------------- ----------------- -----------------
       Gregory Pusey, Chairman          *                 350,000
       -------------------------------- ----------------- -----------------
       Jeffrey G. McGonegal, CFO        *                 350,000
       -------------------------------- ----------------- -----------------
       Executive Group                  *                 1,200,000
       -------------------------------- ----------------- -----------------
       Non-Executive Director Group     *                 450,000
       -------------------------------- ----------------- -----------------
       Non-Executive Officer Employee
       Group                            N\A               N\A
       -------------------------------- ----------------- -----------------

       * = Not determinable

Administration of the Plan

     The Plan is administered by the Committee, which may consist of either (i) a committee, composed of at least two non-employee directors, appointed by the Company's Board of Directors, or (ii) if no Committee has been appointed, the Company's Board of Directors.

     In addition to determining who will be granted Options or Rights to Purchase, the Committee has the authority and discretion to determine when Options and Rights to Purchase will be granted and the number of Options and Rights to Purchase to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Rights to Purchase and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the Fair Market Value per share. The Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

     The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

     Participants in the Plan may be selected by the Committee from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies, if any. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

     The grant of Options or Rights to Purchase under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Rights to Purchase may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Rights to Purchase, the underlying restricted stock, or Options.

Adjustment

     In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Rights to Purchase, and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Rights to Purchase or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock. Options and Rights to Purchase may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Committee may take no action and provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee.

Other Provisions

     The exercise price of any Incentive Option granted under the Plan must be no less than 100% of the "fair market value" of the Company's Common Stock on the date of grant. Any Incentive Option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant. The exercise price of an Option may be paid in cash, or if the exercise price exceeds $5,000, then in shares of the Company's Common Stock with a fair market value equal to the exercise price of the Option.

Income Tax Consequences of the Plan

     The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options. The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

     Non-Incentive Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Incentive Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Incentive Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Incentive Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

     With respect to Rights to Purchase, generally, a grantee will recognize as ordinary income the fair market value of the restricted stock received upon purchasing the shares to the extent the Fair Market Value exceeds the purchase price.

Vote Required; Recommendation of the Board of Directors

     Proposal Six requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote.

     The Board of Directors recommends that shareholders vote "FOR" the adoption of the Amendment, as it provides a means of compensating management and employees of the Company without utilizing the Company's cash resources. Moreover, the Board of Directors believes that the Amendment will better align the interests of the Company's employees, officers, directors, consultants and advisors with the interests of the Company's shareholders by providing for increased share ownership which will provide an additional incentive for those persons to work for the success of the Company and to maximize shareholder value. In addition, the Board of Directors believes that the Amendment provides an incentive for those persons to put forth maximum efforts for the Company's success in order to maximize the value of the compensation provided to them through the Rights to Purchase and Options.

                          ANNUAL REPORT TO SHAREHOLDERS

     Included with this Proxy Statement is the Company's 2004 Annual Report on Form 10-KSB for the year ended December 31, 2004 and the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005.


                                  OTHER MATTERS

     Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.


                              SHAREHOLDER PROPOSALS


AspenBio expects to hold its next annual meeting of shareholders in May 2006. Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to AspenBio Inc., Attention: Corporate Secretary, 1585 S. Perry Street, Castle Rock, Colorado, 80104 and we must receive the proposals by December 31, 2005. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After January 1, 2006, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered untimely.

                                            BY ORDER OF THE BOARD OF DIRECTORS:


                                            ASPENBIO, INC.
                                            Gregory Pusey, Chairman

________________________________________________________________________________

                                      PROXY
________________________________________________________________________________

                                 ASPENBIO, INC.
                              1585 S. Perry Street
                           Castle Rock, Colorado 80104
                                 (303) 794-2000

                ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 4, 2005

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of AspenBio, Inc. hereby constitutes and appoints Gregory Pusey and Richard Donnelly, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the Company's principal office, 1585 S. Perry Street, Castle Rock, Colorado 80104 on Friday, November 4, 2005, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

     Proposal One: To elect the following five persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

  Gregory Pusey              For /  /         Withhold Authority to vote /  /
  Richard G. Donnelly        For /  /         Withhold Authority to vote /  /
  Gail S. Schoettler         For /  /         Withhold Authority to vote /  /
  Douglas I. Hepler          For /  /         Withhold Authority to vote /  /
  David E. Welch             For /  /         Withhold Authority to vote /  /

     Proposal Two: Approval of an amendment to the Company's Articles of Incorporation to change the Company's name to "AspenBio Pharma, Inc.":

                For /  /            Against /  /              Abstain /  /

     Proposal Three: Approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 60,000,000 shares:

                For /  /            Against /  /              Abstain /  /

     Proposal Four: Approval of an amendment to the Company's Articles of Incorporation to permit shareholder action by majority written consent:

                For /  /            Against /  /              Abstain /  /

     Proposal Five: Approve the restructuring of the Company by creating a holding company, such that the shareholders will own shares in the holding company and the business operations will be conducted through a wholly-owned subsidiary:

                For /  /            Against /  /              Abstain /  /

     Proposal Six: Approval of an amendment to the 2002 Incentive Stock Plan, pursuant to which the number of reserved shares will be increased from 1,500,000 to 3,500,000.

                For /  /            Against /  /              Abstain /  /

     In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

     Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

Date:  _______________________

                               -------------------------------------
                               Signature(s)

                               Address if different from that on envelope:

                               -------------------------------------
                               Street Address

                               -------------------------------------
                               City, State and Zip Code


Please check if you intend to be present at the meeting:




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